EXHIBIT 10.2


                          STOCK OPTION AWARD AGREEMENT

            UNDER BRIDGE CAPITAL HOLDINGS 2006 EQUITY INCENTIVE PLAN


         [FORM FOR INCENTIVE OPTIONS/NONSTATUTORY OPTIONS/TANDEM SAR'S]


     Bridge Capital Holdings, a California corporation, and the undersigned person ("OPTIONEE") have entered into this Stock Option Agreement effective as of the Grant Date set forth below. The Company has granted to Optionee the option (the "OPTION") to purchase the number of shares (the "SHARES") of common stock, no par value, of the Company ("STOCK") set forth below at the per Share purchase price (the "EXERCISE PRICE") set forth below, pursuant to the terms of this Award Agreement. The Option was granted under the Company's 2006 Equity Incentive Plan, as the same may be amended, modified, supplemented or interpreted from time to time (the "PLAN"), which is incorporated herein by reference and to which this Option is subject in all respects.

                                Optionee Name:  _____________________
                                   Grant Date:  _____________________
                                                MM/DD/YYYY
                             Number of Shares:  _____________
                               Exercise Price:  $______

1. TERMS OF PLAN. All capitalized terms used in this Award Agreement and not otherwise defined shall have the meanings ascribed thereto in the Plan. Optionee confirms and acknowledges that Optionee has received and reviewed the Prospectus for the Plan, entitled "PROSPECTUS--500,000 SHARES OF COMMON STOCK--BRIDGE CAPITAL HOLDINGS 2006 EQUITY INCENTIVE PLAN" dated October 2, 2006. The Plan is administered by the Committee which has complete authority to make all determinations with respect to each Award, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Award Agreements, and to make all other determinations under the Plan.

2. NATURE OF THE OPTION. The Option has been granted as an incentive to Optionee's Continuous Service, and is in all respects subject to such Continuous Service and all other terms and conditions of this Award Agreement. The Option is intended to be an [INCENTIVE/NONSTATUTORY] Option.

3. VESTING, EXERCISE AND TERM OF OPTION. The Option shall vest and become exercisable during its term in accordance with the following provisions:

     (A)  VESTING AND RIGHT OF EXERCISE.

          (I) The Option shall vest and become exercisable with respect to 1/4% of the Shares at the first anniversary of the Grant Date and as to 1/4 % of the Shares on each successive anniversary thereafter until all of the Shares have vested, subject to Optionee's Continuous Service.

          (II) In the event of Optionee's death, disability or other termination of Optionee's Continuous Service, the Option shall be exercisable in the following manner:

               (I)  Termination   of   Employment:   the  Option  ceases  to  be
                    exercisable 90 days following termination of employment, during which time it shall be exercisable only to the extent exercisable at the date of termination, except that the Option shall not be exercised after its expiration date;

               (II) Disability:  if Optionee was in Continuous  Service from the
                    Grant Date until the date of termination of service due to disability the Option ceases to be exercisable twelve months following the date of termination of Continuous Service from disability, during which time it shall be exercisable only to the extent exercisable at the date of termination due to disability, except that the Option shall not be exercised after its expiration date; and

               (III) Death:  if the Optionee was in Continuous  Service from the
                    Grant Date until the date of death, the Option ceases to be exercisable twelve months following the date of death, during which time it shall be exercisable by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death only to the extent exercisable at the date of death, except that the Option shall not be exercised after its expiration date. However, an Option or Stock Appreciation Right held by a Participant who was a non-employee Director at the time of death shall accelerate and become fully exercisable on the date of death, and remain exercisable until the date of its expiration pursuant to its terms

(B) METHOD OF EXERCISE. In order to exercise any vested portion of the Option, Optionee shall notify the Company in writing by executing and delivering the Notice of Exercise of Stock Option in the form attached hereto as Exhibit A (the "EXERCISE NOTICE"). The certificate or certificates representing Shares as to which the Option has been exercised shall be registered in the name of Optionee or otherwise as the Optionee may request and the Company shall permit.

(C)  RESTRICTIONS ON EXERCISE; TERM OF OPTION.

          (I) Optionee may exercise the Option only with respect to Shares that have vested in accordance with Section 3(a) of this Award Agreement.

          (II) Optionee may not exercise the Option if the issuance of the Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities law or other law or regulation.

          (III) The method and manner of payment of the Exercise Price will be subject to the prohibition on loans to directors and executive officers in Section 402 of the Sarbanes-Oxley Act of 2002, to the rules under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board, and to any other applicable laws, rules or regulations.

          (IV) As a condition to the exercise of the Option, the Company may require certain representations and warranties as the Company may request pursuant to Section 9.3 of the Plan. Prior to or subsequent to exercise of the Option, the Company may require the Optionee to enter into certain lock-up arrangements as provided in Section 9.4 of the Plan.

          (V) Optionee may only exercise the Option upon, and the obligations of the Company under this Award Agreement to issue Shares to Optionee upon any exercise of the Option is conditioned on, satisfaction of all federal, state, local or other withholding tax obligations associated with such exercise (whether so required to secure for the Company a tax deduction or otherwise) ("WITHHOLDING OBLIGATIONS"). The Company reserves the right to require Optionee to remit to the Company an amount sufficient to satisfy all Withholding Obligations prior to the issuance of any Shares upon any exercise of the Option. In addition, Optionee authorizes the Company to deduct any such Withholding Obligations from any payments of any kind due to Optionee (whether in connection with the Option or otherwise).

          (VI) [THE OPTIONEE MAY ELECT TO SATISFY WITHHOLDING OBLIGATIONS, IN WHOLE OR IN PART, BY HAVING THE COMPANY WITHHOLD SHARES OF STOCK OTHERWISE DUE TO THE OPTIONEE UPON EXERCISE OF THE OPTION, OR BY SUBMITTING SHARES OF STOCK PREVIOUSLY OWNED BY THE OPTIONEE.]

          (VII) No fraction of a Share shall be purchasable or deliverable upon exercise of the Option, but in the event any such Shares shall include a fraction of a Share (whether due to net exercise, payment of the Exercise Price by having Shares withheld or by submitting previously owned shares, by adjustment of the Option as provided in the Plan, or otherwise), such number of Shares shall be rounded down to the nearest smaller whole number of Shares.

          (VIII) The Option may not be exercised more than 10 years after the Grant Date, and may be exercised during such term only in accordance with the terms of this Award Agreement.

4.   TRANSFERABILITY OF OPTION.

     (A) [THE OPTION MAY NOT BE TRANSFERRED IN ANY MANNER OTHER THAN BY WILL OR PURSUANT TO THE LAWS WHICH WOULD APPLY IF THE OPTIONEE DIES WITHOUT LEAVING A WILL.]

                                    ---OR---

     (A) [THE OPTION MAY BE TRANSFERRED BY THE OPTIONEE THROUGH A GIFT OR DOMESTIC RELATIONS ORDER IN SETTLEMENT OF MARITAL PROPERTY RIGHTS, AND MAY BE REACQUIRED BY THE OPTIONEE FROM, ANY "FAMILY MEMBER" AS DEFINED IN AND IN A MANNER CONSISTENT WITH SECTION 6.4 OF THE PLAN, PROVIDED THAT ANY SUCH TRANSFER IS WITHOUT PAYMENT OF ANY VALUE WHATSOEVER AND THAT NO TRANSFER SHALL BE VALID UNLESS FIRST APPROVED BY THE COMMITTEE, ACTING IN ITS SOLE DISCRETION.] [SELECT EITHER PARAGRAPH
          (A) ABOVE OR THIS PARAGRAPH (A)

     (B) The terms of this Award Agreement shall bind the Optionee and his or her spouse or domestic partner and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.

5.   METHOD OF PAYMENT.

     (A) Upon exercise, Optionee shall pay the aggregate Exercise Price of the Shares purchased and the Withholding Obligations by any of the following methods, or a combination thereof, at the election of
          Optionee:

          (I)  cash;

          (II) certified or bank cashier's check;

          (III) if shares of Stock are traded on an established stock market or exchange on the date of exercise, by surrender of whole shares of Stock having a Market Value equal to the portion of the Exercise Price to be paid by such surrender, PROVIDED that if such shares of Stock to be surrendered were acquired upon exercise of an Incentive Option, Optionee must have first satisfied the holding period requirements under Section 422(a)(1) of the Code;

          (IV) by a "net exercise" of the Option, in which the Company will not require a payment of the Exercise Price in cash but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price of the Shares as to which the Option is being exercised. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Optionee. The number of shares of Stock underlying the Option will decrease following exercise to the extent of (i) Shares used to pay the Exercise Price of an Option under the "net exercise" feature, (ii) Shares actually delivered to the Optionee as a result of such exercise and (iii) shares withheld to pay the Withholding Obligations;

          (V) if shares of Stock are traded on an established stock market or exchange on the date of exercise, pursuant to and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company); or

          (VI) [STOCK APPRECIATION RIGHT. BY ELECTING TO RECEIVE IN CASH ANY EXCESS IN THE MARKET VALUE OF ANY NUMBER OF SHARES OF STOCK SUBJECT TO AVAILABLE INSTALLMENTS OF THE OPTION ON THE DATE OF
               EXERCISE, OVER THE EXERCISE PRICE AND RELATED WITHHOLDING OBLIGATIONS. THIS STOCK APPRECIATION RIGHT WILL TERMINATE TO THE EXTENT THAT THE OPTION IS EXERCISED, EXPIRES OR IS CANCELLED, AND THE OPTION WILL TERMINATE TO THE EXTENT THAT THIS STOCK APPRECIATION RIGHT IS EXERCISED, EXPIRE OR IS CANCELLED.--STRIKE IF COMPANY IS NOT GRANTING A STOCK APPRECIATION RIGHT IN TANDEM WITH THE OPTION.]

     (B) PAYMENT IN STOCK. If Optionee shall pay all or a portion of the aggregate Exercise Price and Withholding Obligations due upon an exercise of the Option by surrendering shares of Stock pursuant to
          Section 5(a)(iii), then Optionee:

          (I) shall accompany the Exercise Notice with a duly endorsed blank stock power (with an appropriate signature guarantee if requested by the Company) with respect to the number of shares of Stock to be surrendered and shall deliver the certificate(s) representing such surrendered shares to the Company at its principal offices within two business days after the date of the Exercise Notice;

          (II) authorizes the Company to transfer so many whole number of Shares represented by such certificate(s) that have a Fair Market Value that does not exceed the aggregate Exercise Price for the Shares as to which the Option is being exercised. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Optionee; and

          (III) may not surrender any fractional share as payment of any portion of the Exercise Price.

6. ADJUSTMENTS TO OPTION. Pursuant to Section 8.1 of the Plan, in certain cases the number of Shares covered by the Option and the Exercise Price will be proportionately adjusted if the outstanding number of shares of Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to the outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company's equity securities without the receipt of consideration by the Company.

7. NOT AN EMPLOYMENT CONTRACT. Nothing in the Plan or this Award Agreement shall confer upon Optionee any right to continuation of the Optionee's employment or other association with the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to modify the terms of Optionee's employment or to terminate Optionee's employment at any time for any reason whatsoever, with or without cause.

8. TAX CONSEQUENCES GENERALLY. Optionee acknowledges that Optionee may suffer adverse tax consequences as a result of exercise of the Option. Optionee acknowledges that the Company advises Optionee to consult with the Optionee's tax advisers in connection with the tax implications relating to the Option including but not limited to the acquisition, disposition or transfer of the Option or of any securities or property in connection therewith, and that Optionee is not relying on the Company for any tax advice in connection therewith. Any adverse consequences incurred by an Optionee in connection with the Option, including, without limitation, from the use of shares of Stock to pay any part of the Exercise Price or any tax in connection with the exercise of the Option, and any adverse tax consequences arising from a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of Optionee.

9. CANCELLATION OF OPTION FOR IMPROPER ACTS OF OPTIONEE. If a Participant is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or its shareholders, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if a Participant is removed from any office of the Company by any regulatory agency, or if a director Participant is removed from office pursuant to Section 302 or Section 304 of the California Corporations Code, neither the Participant nor the Participant's estate shall be entitled to exercise any Option with respect to any Stock whatsoever after termination of employment or officer status, whether or not after termination of employment or officer status the Participant may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for other benefits.

10. CONSENT OF SPOUSE/DOMESTIC PARTNER. Optionee agrees that Optionee's spouse's or domestic partner's interest in the Option is subject to this Award Agreement and such spouse or domestic partner is irrevocably bound by the terms and conditions of this Award Agreement. Optionee agrees that all community property interests of Optionee and Optionee's spouse or domestic partner in the Option, if any, shall similarly be bound by this Award Agreement. Optionee agrees that this Award Agreement is binding upon Optionee's and Optionee's spouse's or domestic partner's executors, administrators, heirs and assigns. Optionee represents and warrants to the Company that Optionee has the authority to bind Optionee's spouse/domestic partner with respect to the Option. Optionee agrees to execute and deliver such documents as may be necessary to carry out the intent of this Section 10 and the consent of Optionee's spouse/domestic partner.

         IN WITNESS WHEREOF, Optionee and the Company have entered into this Award Agreement as of the Grant Date.

                                            Bridge Capital Holdings
_______________________________________
[OPTIONEE SIGNATURE]                        By: ________________________________

                                            Name: ______________________________
_______________________________________
[OPTIONEE NAME]                             Title: _____________________________

                                    EXHIBIT A

       NOTICE OF EXERCISE OF STOCK OPTION/TANDEM STOCK APPRECIATION RIGHT

         I   ________________________________________   (please  print  legibly)
hereby elect to exercise the stock options(s) identified below (the "Option(s)") granted to me by Bridge Capital holdings (the "COMPANY") under its 2006 Equity Incentive Plan (the "PLAN") with respect to the number of shares of Stock of the Company set forth below (the "SHARES"). I acknowledge and agree that my exercise of the Option(s) is subject to the terms and conditions of the Plan and the Stock Option Award Agreement(s) governing the Option(s). Optionee confirms and acknowledges that Optionee has received and reviewed copies of the Plan and the Prospectus, dated October 2, 2006, with respect to the Plan.


         1.   _____________ Shares at $ ________ per share (Grant date of Option): ____________

         2.   _____________ Shares at $ ________ per share (Grant date of Option): ____________
         3.   _____________ Shares at $ ________ per share (Grant date of Option): ____________
         4.   _____________ Shares at $ ________ per share (Grant date of Option): ____________


________________________________________________________________________________

                                [OPTION EXERCISE]

I CHOOSE TO PAY THE EXERCISE PRICE OF THE ABOVE OPTION(S) AS FOLLOWS [PLEASE COMPLETE THE NUMBERED ITEM(S) WHICH APPLY TO YOUR EXERCISE]:

1.   CASH: $____________________

2. CHECK: $____________________ (please make checks payable to Bridge Capital Holdings)

3. [SURRENDER OF _________________ SHARES--if permitted by the terms of the Option]

4. [NET EXERCISE as described in Section 5(a)(iv) of the Option |_| if applicable check box] --if permitted by the terms of the Option]

I CHOOSE TO PAY THE TAX WITHHOLDING RELATING TO THE EXERCISE OF THE ABOVE OPTION(S) AS FOLLOWS:

5.   CASH: $____________________

6. CHECK: $____________________ (PLEASE MAKE CHECKS PAYABLE TO BRIDGE CAPITAL HOLDINGS)

7. [SURRENDER OF _________________ SHARES CURRENTLY OWNED BY OPTIONEE --if permitted by the terms of the Option]

8. [WITHHOLDING OF _____________ SHARES FROM SHARES OTHERWISE DELIVERABLE ON EXERCISE. --if permitted by the terms of the Option]
________________________________________________________________________________

________________________________________________________________________________

[EXERCISE OF STOCK APPRECIATION RIGHT--if permitted by the terms of the Option]]

INSTEAD OF EXERCISING THE OPTION AND RECEIVING STOCK, I CHOOSE TO EXERCISE THE STOCK APPRECIATION RIGHT FEATURE OF THE OPTION UNDER WHICH I WILL RECEIVE IN CASH THE DIFFERENCE BETWEEN THE EXERCISE PRICE OF THE OPTION AND THE MARKET VALUE OF THE STOCK ON THE DATE OF EXERCISE, MINUS TAX WITHHOLDING OBLIGATIONS.
________________________________________________________________________________



                                 [IF APPLICABLE]

________________________________________________________________________________

Please deliver the stock certificate(s) representing the Shares to (please print legibly):

     __________________________________________

     __________________________________________

     __________________________________________

     __________________________________________


________________________________________________________________________________




     NAME:____________________________________________________
                           (please print legibly)

     SIGNATURE:_______________________________________________

     DATE:____________________________________________________

     PHONE NO:________________________________________________